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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 26, 2000



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)



         Delaware                     1-10777              13-3621676
(State of incorporation)      (Commission file number)     (I.R.S. employer
                                                           identification no.)


One State Street Plaza                                          10004
New York, New York                                              (Zip code)
(Address of principal executive offices)



                                (212) 668-0340
             (Registrant's telephone number, including area code)


                               Page 1 of 15 Pages

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                          Index to Exhibits on Page 4
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Item 5.    Other Events


   On January 26, 2000, Ambac Financial Group, Inc. (the "Registrant") issued a press release containing unaudited interim financial information and accompanying discussion for the 1999 fourth quarter and full-year earnings.
Exhibit 99.05 is a copy of such press release and is incorporated herein by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              Exhibit Number                    Item
              --------------                    ----

                 99.05 Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 1999 and the year ended December 31, 1999 contained in the press release issued by the Registrant on January 26, 2000.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated:      January 27, 2000           By: /s/ Frank J. Bivona
                                           -------------------
                                           Frank J. Bivona
                                           Executive Vice President and
                                           Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
Number     Description of Exhibit
------     ----------------------


 99.05 Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 1999 and the year ended December 31, 1999 contained in the press release issued by the Registrant on January 26, 2000.